                                                                  EXHIBIT 10.122


                                THIRD AMENDMENT
                                      To
                          REVOLVING CREDIT AGREEMENT
                                      And
                     AMENDMENT TO PARTICIPATION AGREEMENT

                           Dated as of June 23, 1999

          This THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT AND AMENDMENT TO PARTICIPATION AGREEMENT (this "Amendment") is among SMART & FINAL, INC., a
                               ---------
Delaware corporation (the "Borrower"), the holders under the Trust Agreement
                           --------
referred to below (the "Holders"), the financial institutions and other entities
                        -------
party to the Revolving Credit Agreement and Synthetic Lease Credit Agreement referred to below (the "Lenders"), and CREDIT LYONNAIS LOS ANGELES BRANCH, as
                        -------
administrative agent (the "Administrative Agent") for the Lenders and the
                           --------------------
Holders.

                            PRELIMINARY STATEMENTS:

          1. Reference is made to (i) the Credit Agreement (as amended, supplemented or otherwise modified from time to time, the "Revolving Credit
                                                           ----------------
Agreement") dated as of November 13, 1998 among the Borrower, the financial
- ---------
institutions named therein, and Credit Lyonnais Los Angeles Branch, as Administrative Agent for the Lenders, (ii) the Participation Agreement (as amended, supplemented or otherwise modified from time to time, the

"Participation Agreement") dated as of November 13, 1998 among the Borrower, the
- ------------------------
Guarantors party thereto, First Security Bank, National Association, as owner trustee under the S&F Trust 1998-1, the various banks and other institutions party thereto as Holders and as Lenders, and Credit Lyonnais Los Angeles Branch, as Administrative Agent for the Lenders and the Holders, (iii) the Credit Agreement (as defined in the Participation Agreement) (as amended, supplemented or otherwise modified from time to time, the "Synthetic Lease Credit
                                              ----------------------
Agreement"), and (iv) the Trust Agreement (as defined in the Participation
- ---------
Agreement) (as amended, supplemented or otherwise modified from time to time, the "Trust Agreement").
     ---------------

          2. The Borrower has requested (a) amendments to certain of the covenants and provisions contained in the Revolving Credit Agreement and the Participation Agreement in order to permit the Borrower to comply with such covenants, and (b) a waiver of certain Defaults arising as a result of the Borrower's failure to timely satisfy certain obligations under the Revolving Credit Agreement and under the Participation Agreement and the Holders and the Lenders have agreed, subject to the provisions of this Amendment, to amend the Revolving Credit Agreement and the Participation Agreement and to grant such waiver, in each case as set forth herein.

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1.  Amendments to Revolving Credit Agreement.  Effective as of
                      ----------------------------------------
the Amendment Effective Date (as defined in Section 4 hereof), the Revolving Credit Agreement is hereby amended as follows:

          (a) The definition of the term "Applicable Margin" contained in
                                          -----------------
Section 1.01 of the Revolving Credit Agreement is hereby amended and restated in its entirety to read as follows:

              " 'Applicable Margin' means, for any fiscal quarter for each
                 ------------------
     Interest Type of Advance set forth below, the applicable rate per annum set forth in the table below opposite the Adjusted Leverage Ratio determined as of the last day of the immediately preceding fiscal quarter and beneath such Interest Type of Loan:

                                                                               Applicable            Applicable
                                                                               Margin for            Margin for
                        Adjusted Leverage                                    Eurodollar Rate          Base Rate
        Tier                  Ratio                                             Advances              Advances

- ----------------------------------------------------------------------------------------------------------------
         I              equal to  or greater than 5.00                             3.00%                  2.00%
- ----------------------------------------------------------------------------------------------------------------
        II              equal to or greater than 4.75 but less than 5.00          2.50%                  1.50%
- ----------------------------------------------------------------------------------------------------------------
       III              equal to or greater than 4.25 but less than 4.75          2.25%                  1.25%
- ----------------------------------------------------------------------------------------------------------------
        IV              equal to or greater than 3.75 but less than 4.25          2.00%                  1.00%
- ----------------------------------------------------------------------------------------------------------------
         V              equal to or greater than 3.25 but less than 3.75          1.75%                  0.75%
- ----------------------------------------------------------------------------------------------------------------
        VI              less than 3.25                                            1.50%                  0.50%
- ----------------------------------------------------------------------------------------------------------------

     provided, however, that, notwithstanding the foregoing, for purposes of
     --------  -------
     determining the Applicable Margin, the Adjusted Leverage Ratio shall be deemed to be greater than or equal to 5.00 to 1.0 at all times (i) prior to receipt by the Administrative Agent of the financial statements, compliance certificate and Borrowing Base Certificate required by 6.03(d) with respect to the fiscal year of the Borrower ending January 2, 2000, and (ii) when a Default has occurred and is continuing based on the Borrower's failure to deliver any financial statement, compliance certificate or Borrowing Base Certificate as and when required pursuant to Sections 6.03(a), 6.03(c) or 6.03(d), as applicable. For purposes of this Agreement, any change in the Applicable Margin based on a change in the Adjusted Leverage Ratio shall be effective three Business Days after the date of receipt by the Administrative Agent of the financial statements, compliance certificate and Borrowing Base Certificate required by Sections 6.03(a), 6.03(c) and 6.03(d), as applicable, reflecting such change."

          (b) The definition of the term "Borrowing Base Amount" contained in
                                          ---------------------
Section 1.01 of the Revolving Credit Agreement is hereby amended by deleting clause (a) thereof and replacing it with the following:

          "(a) from and after the Eligible Real Property Inclusion Date, 35% of the appraised value (as set forth on Schedule 1.01(c)) of Eligible Real Property identified on

Schedule 1.01(c) (subject to such reserves and reductions as the Administrative Agent or the Required Lenders may reasonably require, including without limitation as a result of casualty or condemnation or as a result of any reappraisal pursuant to Section 6.01(m));"

          (c) The definition of the term "Commitment Fee Percentage" contained
                                          -------------------------
in Section 1.01 of the Revolving Credit Agreement is hereby amended and restated in its entirety to read as follows:

              " 'Commitment Fee Percentage' means a fee per annum  on the
                 -------------------------
     undrawn amount of the Facility as set forth below payable quarterly in arrears following the Closing:

                                                                               Commitment
                        Adjusted Leverage                                          Fee
        Tier                  Ratio                                             Percentage

- --------------------------------------------------------------------------------------------
         I             equal to or greater than 5.00                             0.50%
- --------------------------------------------------------------------------------------------
        II             equal to or greater than 4.75 but less than 5.00          0.50%
- --------------------------------------------------------------------------------------------
       III             equal to or greater than 4.25 but less than 4.75          0.50%
- --------------------------------------------------------------------------------------------
        IV             equal to or greater than 3.75 but less than 4.25          0.40%
- --------------------------------------------------------------------------------------------
         V             equal to or greater than 3.25 but less than 3.75          0.35%
- --------------------------------------------------------------------------------------------
        VI             less than 3.25                                            0.30%
- --------------------------------------------------------------------------------------------

     provided, however, that, notwithstanding the foregoing, for purposes of
     --------  -------
     determining the Commitment Fee Percentage, the Adjusted Leverage Ratio shall be deemed to be greater than or equal to 5.00 to 1.0 at all times (i) prior to receipt by the Administrative Agent of the financial statements, compliance certificate and Borrowing Base Certificate required by Section 6.03(d) with respect to the fiscal year of the Borrower ending January 2, 2000, and (ii) when a Default has occurred and is continuing based on the Borrower's failure to deliver any financial statement, compliance certificate or Borrowing Base Certificate as and when required pursuant to Sections 6.03(a), 6.03(c) or 6.03(d), as applicable. For purposes of this Agreement, any change in the Commitment Fee Percentage based on a change in the Adjusted Leverage Ratio shall be effective three Business Days after the date of receipt by the Administrative Agent of the financial statements, compliance certificate and Borrowing Base Certificate required by Sections 6.03(a), 6.03(c) and 6.03(d), as applicable, reflecting such change."

          (d) The definition of the term "EBITDA" contained in Section 1.01 of
                                          ------
the Revolving Credit Agreement is hereby amended and restated in its entirety to read as follows:

          ' "EBITDA' means, for any period, net income (or net loss) plus, to
             ------                                                  ----
the extent deducted in determining such net income (or net loss), the sum of (a) interest expense, (b) income tax expense, (c) depreciation expense and (d) amortization expense, in each case determined in accordance with GAAP for such period. In addition, up to $19,022,000 of the 1998 Restructuring Charge Amount (as defined below) may be added back to EBITDA for financial covenant calculations for all calculation periods that include the fourth fiscal quarter of 1998 (but such amount may only be added back to EBITDA for any period to the extent such amount would otherwise be deducted in determining net income for the applicable period). For purposes of this definition, the term "1998 Restructuring Charge Amount" means the
                              --------------------------------
$19,022,000 of pre-tax, one-time charges taken by the Borrower in fiscal year 1998 associated with, among other things, the adjustment of balance sheet valuations and the discontinuance of certain loss-producing operations."

          (e) The definition of the term "Eligible Accounts Receivable"
                                          ----------------------------
contained in Section 1.01 of the Revolving Credit Agreement is hereby amended and restated in its entirety to read as follows:

          " 'Eligible Accounts Receivable' means Accounts Receivable of the
             ----------------------------
Borrower and its Domestic Subsidiaries. The value of such Accounts Receivable shall be their book value determined in accordance with GAAP (plus, to the extent deducted in determining the amount of Accounts Receivable in accordance with GAAP, the amount of any allowance for doubtful accounts), as reflected on the most recent Borrowing Base Certificate received by the Administrative Agent pursuant to Section 4.02(a)(iii) or Section 6.03(a); provided, however, that the
                                                     --------  -------
following shall not constitute Eligible Accounts Receivable:

          (i) Accounts Receivable in respect of which the Security Agreement, after giving effect to the related filings of financing statements that have then been made, if any, does not create or has ceased to create a valid and perfected first priority Lien in favor of the Administrative Agent and the Lender Parties securing the Secured Obligations;

          (ii) Accounts Receivable owing from any Person that is an Affiliate of the Borrower;

          (iii) Accounts Receivable owing from any Person that is also a supplier to or creditor of the Borrower or any of its Domestic Subsidiaries unless such Person has waived any right of set-off in a manner acceptable to the Administrative Agent; and

          (iv) Accounts Receivable more than 90 days past original invoice date."

          (f) The definition of the term "Eligible Real Property Inclusion Date"
                                          -------------------------------------
contained in Section 1.01 of the Revolving Credit Agreement is hereby amended and restated in its entirety to read as follows:

          " 'Eligible Real Property Inclusion Date' means March 28, 1999."
             --------------------------------------

          (g) Section 1.01 of the Revolving Credit Agreement is hereby amended by adding thereto, in appropriate alphabetical order, the following defined term:

          "'Insignificant Subsidiaries' means Henry Lee Export Corporation, CB
            --------------------------
     Foods, Inc. and Okun Produce International and any other Subsidiary formed after June 30, 1999 and designated as such by a written notice to the Administrative Agent to the extent such designation is then permitted in accordance with Section 6.02(n)."

          (h)  [intentionally omitted].

          (i) Section 4.02(a)(iii) of the Revolving Credit Agreement is hereby amended by inserting, immediately following the words "evidencing the same" appearing at the end of such Section, the following parenthetical:

     "(which Borrowing Base Certificate may be the Borrowing Base Certificate then most recently required to be delivered pursuant to Section 6.03(a) and need not be separately delivered pursuant to this Section 4.02(a)(iii))".

          (j) Section 5.01(b) of the Revolving Credit Agreement is hereby amended by deleting the words "as of the date hereof" each time they appear in the first sentence of such Section and replacing them with the words "as of the date of effectiveness of the Third Amendment hereto".

          (k) Section 5.01(j)(vi) of the Revolving Credit Agreement is hereby amended by deleting the reference to $100,000 appearing in such Section and replacing it with $1,000,000.

          (l) Section 5.01(r)(i) of the Revolving Credit Agreement is hereby amended by inserting the word "net" immediately prior to the words "book value" appearing in such Section.

          (m) Article V of the Revolving Credit Agreement is hereby amended by adding thereto a new Section 5.01(w) to read as follows:

           "(w)  Insignificant Subsidiaries. The aggregate fair market value of
                 --------------------------
     all assets of the Insignificant Subsidiaries does not exceed $5,000,000. None of the Insignificant Subsidiaries engages in any material business activities."

          (n) Section 6.01(l)(i) of the Revolving Credit Agreement is hereby amended and restated in its entirety to read as follows:

           "(i) Substantially concurrently with the formation or acquisition of any Subsidiary of the Borrower, (A) cause such Subsidiary (other than a Foreign Subsidiary or an Insignificant Subsidiary) to guarantee all Obligations of the Borrower hereunder and under the Notes by executing and delivering to the Administrative Agent an amendment to Guaranty in substantially the form of Exhibit L, (B) cause such Subsidiary (other than a Foreign Subsidiary or an Insignificant Subsidiary) to execute and deliver to the Administrative Agent, an amendment to the Security Agreement, in substantially the form of Exhibit M (whereby such Subsidiary shall grant a Lien on those of its assets described in the Security Agreement), (C) except in the case of an Insignificant

     Subsidiary, promptly pledge to the Administrative Agent or cause to be pledged to the Administrative Agent all of the outstanding capital stock of such Subsidiary (or, if such Subsidiary is a Foreign Subsidiary, 65% of such capital stock) owned by any Loan Party to secure such Loan Party's Obligations under the Loan Documents, (D) with respect to any real property in which such Subsidiary (other than a Foreign Subsidiary or an Insignificant Subsidiary) has an interest, cause such Subsidiary to execute and deliver such deeds of trust, trust deeds and mortgages ("Additional
                                                                  ----------
     Mortgages") in appropriate form for filing in all filing or recording
     ---------
     offices that the Administrative Agent may deem necessary or desirable to create a valid first and subsisting Lien on the property described therein in favor of the Administrative Agent for the benefit of the Lender Parties,
     (E) promptly take, and cause such Subsidiary (other than a Foreign Subsidiary or an Insignificant Subsidiary) and each other Loan Party to take all action necessary or (in the opinion of the Administrative Agent or the Required Lenders) desirable to perfect and protect the Liens intended to be created by the Collateral Documents, as amended pursuant to this
     Section 6.01(l), and (F) promptly deliver to the Administrative Agent such opinions of counsel, if any, as the Administrative Agent or the Required Lenders may reasonably require with respect to the foregoing (including opinions as to enforceability and perfection of security interests)."

          (o) Section 6.01(m)(ii) of the Revolving Credit Agreement is hereby amended by inserting the following immediately prior to the word "ensure" appearing in such Section: "confirm the appraised value of any property set forth on Schedule 1.01(c) or to".

          (p) Section 6.02(b)(iii) of the Revolving Credit Agreement is hereby amended by deleting the period at the end of clause (C) of such Section and replacing it with a comma and by adding the following clauses (D) and (E) thereto:

           "(D) unsecured Debt of the Borrower in respect of its daily overdraft facility but only to the extent such Debt (1) is incurred in the ordinary course of the Borrower's business consistent with past practices
     (2) does not exceed $7,500,000 in principal amount at any time outstanding, and (3) is repaid in full within 3 Business Days of the incurrence of such Debt, and

           (E) other unsecured Debt of the Borrower and its Subsidiaries in an aggregate principal amount at any time outstanding not to exceed $2,000,000."

          (q) Article VI of the Revolving Credit Agreement is hereby amended by adding thereto a new Section 6.02(n) to read as follows:

           "(n)  Certain Covenants Regarding Insignificant Subsidiaries.  Any
                ------------------------------------------------------
    contrary provision of this Agreement or any other Loan Document notwithstanding the Borrower shall not and shall not permit (A) any of its Subsidiaries to sell, contribute or otherwise transfer any assets to or for the benefit of any Insignificant Subsidiary, or (B) the Insignificant Subsidiaries to have assets with a fair market value in excess of $5,000,000, or (C) any Insignificant Subsidiary to have any material liabilities (other than liabilities, such as franchise tax obligations, required by law in connection with the maintenance of its corporate existence but only for so long as is reasonably required to dissolve such Insignificant Subsidiary) or to engage in any material business activities. The Borrower may not designate any Subsidiary as an "Insignificant Subsidiary" unless the Borrower would be in compliance with this Section 6.02(n) after giving effect to such designation."

          (r) Section 6.03(a) of the Revolving Credit Agreement is hereby amended and restated in its entirety to read as follows:

           "(a) Monthly Financials; Borrowing Base Certificate; Annual Forecast.
                ---------------------------------------------------------------

           (i) Monthly, within 40 days after the end of each fiscal month of the Borrower and its Subsidiaries (and, with respect to clause (B) below, at any other time reasonably requested by the Administrative Agent):

                    (A) Consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as of the end of such month and Consolidated and consolidating statements of income and cash flows of the Borrower and its Subsidiaries for the period commencing at the end of the previous month and ending with the end of such month, setting forth in each case in comparative form the corresponding figures for the corresponding month of the preceding year (except that the Borrower shall not be required to deliver the financial statements otherwise required under this clause (A) with respect to any monthly period occurring during a period when the Borrower has demonstrated (pursuant to compliance certificates delivered in accordance with this Section 6.03) an Adjusted Leverage Ratio of less than 4.0 to 1.0 for then most recently ended two consecutive fiscal quarters), and

                    (B) a Borrowing Base Certificate as of the end of such month, which shall (1) be completed substantially in the form of Exhibit K, detailing the Borrower's Eligible Accounts Receivable, Eligible Inventory and Eligible Real Property as of the last day of such month (or as of such other date as the Administrative Agent may request), (2) be prepared by or under the supervision of the Borrower's chief executive officer, chief financial officer or treasurer and certified by such officer subject only to adjustment upon completion of the normal year-end audit of physical inventory, and (3) include such additional schedules and other information as the Administrative Agent may reasonably request; and

          (ii) annually, not later than 45 days after the end of each fiscal year of the Borrower and its Subsidiaries, forecasts prepared by management of the Borrower, in form reasonably satisfactory to the Administrative Agent, of balance sheets, income statements and cash flow statements on a quarterly basis for the fiscal year following such fiscal year then ended and on an annual basis for each fiscal year thereafter until the Commitment Termination Date.

          (iii) Any contrary provision of this Section 6.03(a) or of Section 6.03(c) or (d) notwithstanding, the Borrower shall not be required to report consolidating numbers with respect to the Insignificant Subsidiaries or with respect to HL Holding Corporation or Smart & Final de Mexico, S.A. de C.V."

          (s) (i) Section 6.03(c) of the Revolving Credit Agreement is hereby amended by adding thereto, immediately following the words "in comparative form" the words "the corresponding figures for such period (on a quarterly and year to date basis) from the forecast delivered pursuant to Section 6.03(a) and"; and
(ii) Section 6.03(d) of the Revolving Credit Agreement is hereby amended by adding thereto, at the end of clause (ii) of such Section, the words "and including a comparison of the results for such fiscal year to the results for such fiscal year set forth in the forecast delivered pursuant to Section 6.03(a)".

          (t) Sections 6.04(b), (c) and (d) of the Revolving Credit Agreement are hereby amended and restated in their entirety to read as follows:

           "(b)  Adjusted Leverage Ratio.  Maintain an Adjusted Leverage Ratio
                 -----------------------
     not greater than (i) 5.25 to 1.0 from and including June 20, 1999 to, but not including, January 2, 2000, (ii) 5.00 to 1.0 from and including January 2, 2000, to, but not including, March 26, 2000, (iii) 4.75 to 1.0 from and including March 26, 2000 to but not including March 25 , 2001, and (iv)
     4.50 to 1.0 from and including March 25, 2001 and at all times thereafter.

           (c)  Fixed Charge Coverage Ratio.  Maintain at all times a ratio of
                ---------------------------
     the sum of (i) Consolidated EBITDA of the Borrower and its Subsidiaries plus (ii) Consolidated rent expense of the Borrower and its Subsidiaries to the sum of (iii) Consolidated Interest Expense of the Borrower and its Subsidiaries plus (iv) Consolidated rent expense of the Borrower and its Subsidiaries (in each case determined for the period of four consecutive fiscal quarters ending as of the last day of each fiscal quarter of the Borrower) of not less than (i) 1.50 to 1.0 from and including June 20, 1999 to, but not including, January 2, 2000, (ii) 1.60 to 1.0 from and including January 2, 2000, to, but not including, March 26, 2000, (iii) 1.65 to 1.0 from and including March 26, 2000 to but not including March 25, 2001, and
     (iv) 1.75 to 1.0 from and including March 25, 2001 and at all times thereafter.

           (d)  Capital Expenditures.  Not make, or permit any of its
                --------------------
     Subsidiaries to make, any Capital Expenditures that would cause the aggregate of all such Capital Expenditures made by the Borrower and its Subsidiaries to exceed $35,000,000 in fiscal year of the Borrower and its Subsidiaries ending January 2, 2000 or $40,000,000 in any fiscal year of the Borrower and its Subsidiaries thereafter."

           (u) Clause (ii) of the proviso to Section 9.07(a) of the Revolving Credit Agreement is hereby amended and restated in its entirety to read as follows:

               "(ii) except in the case of an assignment to a Person that, immediately prior to such assignment, was a Lender Party or an assignment of all of a Lender Party's rights and obligations under this Agreement, the amount of the Commitments and Advances of the assigning Lender Party being assigned pursuant to each such assignment shall (unless otherwise consented to by the Borrower and the Administrative Agent

     (except that no consent of the Borrower shall be required if an Event of Default has occurred and is continuing)) be such amount as will cause the aggregate amount of Commitments and Advances being assigned by such Lender Party hereunder plus the amount being assigned by such Lender (in its
                     ----
     capacity as a Lender and, as applicable, a Holder under the Synthetic Lease Documents) under the Synthetic Lease Documents to equal $5,000,000 or an integral multiple of $1,000,000 in excess thereof,"

          (v) The Revolving Credit Agreement is hereby amended by adding thereto
Schedule 1.01(c) (as attached hereto).

          (w) Schedules 5.01(b), 5.01(j) and 5.01(r)(i) to the Revolving Credit Agreement are hereby replaced in their entirety with Schedules 5.01(b), 5.01(j) and 5.01(r)(i) hereto.

          SECTION 2.  Amendment to Participation  Agreement.  Effective as of
                      -------------------------------------
the Amendment Effective Date (as defined in Section 4 hereof), the Participation Agreement is hereby amended as follows:

          (a) The definition of the term "Applicable Percentage" contained in Appendix A to the Participation Agreement is hereby amended and restated in its entirety to read as follows:

            " 'Applicable Percentage' shall mean for Eurodollar Loans, the Lender Unused Fee, Eurodollar Holder Advances and the Holder Unused Fee, the margin (expressed as a percentage) to be used in determining the Eurodollar Rate and/or the applicable Unused Fee, as the case may be, and shall, until the receipt of the Margin Certificate for the fiscal year of the Borrower ending January 2, 2000, be (a) 3.00%, for the Eurodollar Loans, (b) 2.00%, for the ABR Loans, (c) 0.50%, for the Lender Unused Fee,
     (d) 3.75%, for the Eurodollar Holder Advances, (e) 2.75%, for the ABR Holder Advances and (f) 0.50%, for the Holder Unused Fee, and after such receipt shall be determined, subject to the final paragraph of this definition, by reference to the Adjusted Leverage Ratio set forth in the most recently delivered Margin Certificate as follows:

                                                               Applicable
                         Applicable                            Percentage          Applicable           Applicable        Applicable
                         Percentage         Applicable            for              Percentage           Percentage       Percentage
     Adjusted               for             Percentage         Eurodollar          for ABR                for the         for the
     Leverage            Eurodollar          for ABR             Holder              Holder                Holder           Lender
      Ratio                Loans              Loans             Advances             Advances            Unused Fee       Unused Fee
- ------------------------------------------------------------------------------------------------------------------------------------
Less than 3.25             1.50%              0.50%             2.25%                1.25%                 0.30%           0.30%
- ------------------------------------------------------------------------------------------------------------------------------------

Equal to or
greater than 3.25          1.75%              0.75%             2.50%                1.50%                 0.35%           0.35%
but less than 3.75
- ------------------------------------------------------------------------------------------------------------------------------------

Equal to or
greater than 3.75          2.00%              1.00%             2.75%                1.75%                 0.40%           0.40%
but less than 4.25
- -----------------------------------------------------------------------------------------------------------------------------------

Equal to or
greater than 4.25          2.25%              1.25%             3.00%                2.00%                 0.50%           0.50%
but less than 4.75
- ------------------------------------------------------------------------------------------------------------------------------------

Equal to or
greater than 4.75          2.50%              1.50%             3.25%                2.25%                 0.50%           0.50%
but less than 5.00
- ------------------------------------------------------------------------------------------------------------------------------------

Equal to or
greater than 5.00         3.00%              2.00%             3.75%                2.75%                 0.50%           0.50%
- -----------------------------------------------------------------------------------------------------------------------------------


          Adjustments, if any, in the Applicable Percentage shall be made by the Agent on the fifth (5th) Business Day after receipt by the Agent of quarterly financial statements for Smart & Final Inc. and its Subsidiaries and the accompanying Officer's Compliance Certificate setting forth the income and cash flows of Smart & Final Inc. and its Consolidated Subsidiaries as of the most recent fiscal quarter end. Subject to Section 2.8(b) of the Credit Agreement and Section 3.2(b) of the Trust Agreement, in the event the Lessee fails to deliver, or to cause the delivery of, such financial statements and certificate within forty-five (45) days after the end of each fiscal quarter of Smart & Final Inc., the Applicable Percentage shall be the highest Applicable Percentage until five (5) Business Days after receipt by the Agent of such financial statements and certificates."

          (b) Section 9.8(a)(ii) of the Synthetic Lease Credit Agreement is hereby amended and restated in its entirety to read as follows:

              "(ii) except in the case of an assignment to another Lender or an assignment of all of a Lender's rights and obligations under the Operative Agreements, the amount of any such partial assignment shall (unless otherwise consented to by the Borrower and the Administrative Agent (except that no consent of the Borrower shall be required if an Event of Default has occurred and is continuing)) be such amount as will cause the aggregate amount of such partial assignment plus the amount being assigned by such
                                       ----
     Lender under the Lessee Credit Agreement (in its capacity as a Lender under the Lessee Credit Agreement) and, as applicable, under the Trust Agreement (in its capacity as a Holder) to be at least equal to $5,000,000 or an integral multiple of $1,000,000 in excess thereof."

          SECTION 3.  Waivers.  Effective as of the Amendment Effective Date,
                      -------
the Lenders, the Holders and the Administrative Agent hereby waive (but only to the extent set forth below) any Default or Event of Default arising as a result of:

          (a) the Borrower's failure to comply with Sections 6.04(b) and 6.04(c) with respect to the periods ending January 3, 1999 and March 28, 1999;

          (b) the inaccuracy of the representation set forth in (i) Section 5.01(b) of the Revolving Credit Agreement (but only such inaccuracy to the extent existing prior to giving effect to this Amendment and solely with respect to the failure to include the Insignificant Subsidiaries and HL Holding Corporation and Smart & Final de Mexico, S.A. de C.V. on Schedule 5.01(b) as in effect prior to the Amendment Effective Date), and (ii) 5.01(j)(vi) but only to the extent the annualized costs referred to therein have not exceeded $1,000,000;

          (c)  [intentionally omitted];

          (d) the failure to comply with the provisions of Section 6.01(l)(ii)(1) with respect to the properties identified on Schedules 3(d)(i), (ii) and (iii) hereto, provided, that (i) such waiver shall be
                                     --------
     effective with respect to the properties identified on Schedule 3(d)(i) only to the extent that the provisions of Section 6.01(l)(ii)(1) of the Revolving Credit Agreement have been complied with regarding such properties on or prior to the date hereof, (ii) such waiver shall be effective with respect to the properties identified on Schedule 3(d)(ii) only to the extent that the provisions of Section 6.01(l)(ii)(1) of the Revolving Credit Agreement have been complied with regarding such properties on or prior to July 31, 1999, and (iii) such waiver with respect to the properties identified on Schedule 3(d)(iii) may be revoked at any time on 30 days prior written notice to the Borrower from the Administrative Agent or the Required Lenders if the provisions of Section 6.01(l)(ii)(1) of the Revolving Credit Agreement have not been complied with regarding such properties on or prior to the expiration of such 30 day period.

          SECTION 4.  Conditions to Effectiveness.  The amendments set forth
                      ---------------------------
herein shall become effective on the date (the "Amendment Effective Date") on
                                                ------------------------
which each of the following conditions has been satisfied:

          (a) The Administrative Agent shall have executed this Amendment and shall have received counterparts of this Amendment executed by the Borrower, the Required Lenders under the Revolving Credit Agreement and the Majority Secured Parties (as defined in the Participation Agreement) and a counterpart of the Consent attached hereto executed by each Guarantor.

          (b) (i) The offering of fixed price rights (the "Rights Offering") to
                                                           ---------------
purchase common stock of the Borrower described in the Borrower's Registration Statement on form S-3 dated May 5, 1999 shall have been consummated on or prior to June 11, 1999 with gross proceeds to the Borrower of not less than $59,999,000, (ii) 100% of the Net Cash Proceeds of the Rights Offering shall have been applied to prepay the Revolving Advances and permanently reduce the Revolving Commitments in accordance with Sections 2.04(b) and 2.05(b)(iii) of the Revolving Credit Agreement, and (iii) the Administrative Agent shall have received evidence satisfactory to it of the cancellation of not less than $38,500,000 in principal amount of Debt in respect of the Casino Note (and it is expressly understood and agreed that, as of the Amendment Effective Date, the Casino Note shall constitute "Surviving Debt" for purposes of the Revolving Credit Agreement only to the extent the principal amount outstanding thereunder does not exceed $17,000,000).

          (c) The Borrower shall have paid (i) to the Administrative Agent, for the ratable account of each Lender under the Revolving Credit Agreement, a fee in an amount equal to 0.125% of the aggregate Revolving Commitments, and (ii) to the Agent (as defined in the Synthetic Lease Credit Agreement), for the ratable account of the Lenders under the Synthetic Lease Credit Agreement and the Holders under the Synthetic Lease Credit Agreement, a fee in an amount equal to 0.125% of the aggregate Commitments under the Synthetic Lease Credit Agreement and the aggregate Holder Commitments under the Trust Agreement.

          (d) The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent, the Issuing Bank, the Lenders and the Holders) of Donald G. Alvarado, general counsel for the Loan Parties, covering such matters relating to the Loan Parties and this Amendment as the Administrative Agent or the Required Lenders or the Majority Secured Parties shall reasonably request (and the Borrower hereby requests such counsel to deliver such opinions).

          (e) The Administrative Agent shall have received certified copies of resolutions of the Borrower's board of directors authorizing this Amendment and such other documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of this Amendment and any other legal matters relating to the Loan Parties and this Amendment, all in form and substance satisfactory to the Administrative Agent and its counsel.

          (f) The Administrative Agent shall have received a certificate of the Borrower, certifying as to the names and true signatures of the officers of the Borrower and each other Loan Party authorized to sign this Amendment or the Consent.

          SECTION 5.  Representations and Warranties.  The Borrower represents
                      ------------------------------
and warrants as follows:

          (a) Authority.  The Borrower and each other Loan Party has the
              ---------
requisite corporate power and authority to execute and deliver this Amendment and the Consent, as applicable, and to perform its obligations hereunder and under the Loan Documents and the Operative Agreements (in each case as modified hereby) to which it is a party. The execution, delivery and performance by the Borrower of this Amendment and by each other Loan Party of the Consent, and the performance by each Loan Party of each Loan Document and each Operative Agreement (in each case as modified hereby) to which it is a party have been duly approved by all necessary corporate action of such Loan Party and no other corporate proceedings on the part of such Loan Party are necessary to consummate such transactions.

          (b) Enforceability.  This Amendment has been duly executed and
              --------------
delivered by the Borrower. The Consent has been duly executed and delivered by each Guarantor and each Grantor. This Amendment and each Loan Document and each Operative Agreement (in each case as modified hereby) is the legal, valid and binding obligation of each Loan Party party hereto and thereto, enforceable against such Loan Party in accordance with its terms, and is in full force and effect.

          (c) Representations and Warranties.  The representations and
              ------------------------------
warranties contained in each Loan Document and each Operative Agreement (other than any such representations and warranties that, by their terms, are specifically made as of a date other than the date hereof) are true and correct on and as of the date hereof as though made on and as of the date hereof and will be true and correct on and as of the Amendment Effective Date as though made on and as of such date.

          (d) No Default.  After giving effect to this Amendment, no event has
              ----------
occurred and is continuing that constitutes a Default or Event of Default under any Loan Document or any Operative Agreement.

          SECTION 6.  General Release of Claims.
                      -------------------------

          (a) The Borrower represents and agrees that it has diligently and thoroughly investigated the existence of any Claim (as defined below), and to its knowledge and belief, no Claim exists and no facts exist that could give rise to or support a Claim.

          (b) As additional consideration for entering into this Amendment and for the amendments set forth herein, the Borrower and each Guarantor and each of their respective agents, employees, directors, officers, attorneys, affiliates, subsidiaries, successors and assigns (individually a "Releasing Party," and
                                                      ---------------
collectively the "Releasing Parties") hereby releases and forever discharges
                  -----------------
each of the Lessor, the Administrative Agent, the Syndication Agent, the Agent and each Lender (under each of the Revolving Credit Agreement and the Synthetic Lease Credit Agreement) and each Holder under the Trust Agreement and all of their respective agents, direct and indirect shareholders, employees, directors, officers, attorneys, branches, affiliates, subsidiaries, successors and assigns (individually, a "Released Party," and collectively, the "Released Parties") of
                  --------------                          ----------------
and from all damage, loss, claims, demands, liabilities, obligations (except for any such obligations hereafter arising pursuant to the terms of the Loan Documents or the Operative Agreements, as amended to date), actions and causes of action whatsoever (collectively "Claims") that the Releasing Parties or any
                                    ------
of them may, as of the date hereof, have or claim to have against each or any of the Released Parties, in each case whether presently known or unknown or with respect to which the facts are known (or should have been known) that could give rise to or support a Claim and of every nature and extent whatsoever on account of or in any way relating to, arising out of or based upon the Loan Documents, the Operative Agreements or this Amendment (including clause (a)) or the negotiation or documentation hereof or the amendments under the Loan Documents and Operative Agreements effected by this Amendment or the transactions contemplated hereby, or any action or omission in connection with any of the foregoing, including, without limitation, all such loss or damage of any kind heretofore sustained, or that may arise as a consequence of the dealings between the parties up to the date hereof in connection with or in any way related to the Loan Documents, the Operative Agreements or this Amendment. Each Releasing Party further covenants and agrees that it has not assigned heretofore, and will not hereafter sue any Released Party upon, any Claim released or purported to be released under this Section, and the Borrower will indemnify and hold harmless said Released Parties against any loss or liability on account of any actions brought by any Releasing Party or its assigns or prosecuted on behalf of any Releasing Party and relating to any Claim released or purported to be released under this Section. It is further understood and agreed that any and all rights under the provisions of Section 1542 of the California Civil Code are expressly waived by each of the Releasing Parties. Section 1542 provides as follows:

              "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

          SECTION 7.  Reference to and Effect on the Loan Documents and the
                      -----------------------------------------------------
Credit Documents.
- ----------------

          (a) Upon and after the effectiveness of this Amendment, (i) each reference in the Revolving Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Revolving Credit Agreement, and each reference in the other Loan Documents or any Operative Agreement to "the Credit Agreement", "the Lessee Credit Agreement", "thereunder", "thereof" or words of like import referring to the Revolving Credit Agreement, shall mean and be a reference to the Revolving Credit Agreement as modified hereby, and
(ii) each reference in the Participation Agreement or the Synthetic Lease Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Participation Agreement or the Synthetic Lease Credit Agreement, as the case may be, and each reference in the other Operative Agreements or in the Loan Documents to "the Participation Agreement", "the Credit Agreement", "the Synthetic Lease Credit Agreement", "thereunder", "thereof" or words of like import referring to the Participation Agreement or the Synthetic Lease Credit Agreement Credit Agreement, shall mean and be a reference to the Participation Agreement or the Synthetic Lease Credit Agreement, as the case may be, in each case as modified hereby.

          (b) Except as specifically modified above, the Revolving Credit Agreement, the Participation Agreement, the Synthetic Lease Credit Agreement, the Post-Closing Letter and the other Loan Documents and Operative Agreements are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents (as defined in the Revolving Credit Agreement) and the Security Documents (as defined in the Participation Agreement) and all of the Collateral described therein do and shall, to the extent set forth therein, continue to secure the payment of all obligations and liabilities of the Borrower and/or the Lessor (as defined in the Participation Agreement), as applicable, under the Revolving Credit Agreement and the Participation

Agreement and/or any of the other Loan Documents or Operative Agreements, in each case as amended hereby.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent, the Lenders, the Holders, or the Lessor under any of the Loan Documents or the Operative Agreements, nor constitute a waiver of any provision of any of the Loan Documents or the Operative Agreements.

          (d) Each of the parties hereto specifically acknowledges and agrees that (i) none of the parties to the Revolving Credit Agreement, the Participation Agreement, any other Loan Documents or any other Operative Agreement have agreed to any other or future waiver of or amendment to any of the Loan Documents or Operative Agreements, (ii) neither the granting of the waiver described herein nor the granting of any prior waivers and amendments under the Loan Documents and/or the Operative Agreements creates any obligation whatsoever on the part of any of the parties to any of the Loan Documents and/or the Operative Agreements to grant any other or future waiver or amendment under any of the Loan Documents or the Operative Agreements, and (iii) except as specifically set forth herein, each of the parties to any of the Loan Documents and/or the Operative agreements have reserved all rights and remedies under the Loan Documents and/or the Operative Agreements, as applicable.

          SECTION 8.  Costs, Expenses and Taxes.  The Borrower agrees to pay on
                      -------------------------
demand all reasonable costs and expenses of the Administrative Agent and the Lenders in connection with the preparation, execution, delivery and administration of this Amendment and the other instruments and documents, if any, to be delivered hereunder, including, without limitation, the reasonable fees and out of pocket expenses of counsel for the Administrative Agent and the Lenders with respect thereto and with respect to advising each of such parties as to its rights and responsibilities hereunder and thereunder. The Borrower further agrees to pay on demand all costs and expenses, if any (including, without limitation, reasonable counsel fees and expenses), in connection with the enforcement (whether though negotiations, legal proceedings or otherwise) of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, reasonable counsel fees and expenses in connection with the enforcement of rights under this Section.

          SECTION 9. Consent of Lenders and Holders Under Operative Agreements.
                     ---------------------------------------------------------
By their execution hereof, the Lenders and Holders under the Operative Agreements, hereby consent and agree to the terms of this Amendment and to the amendments and modifications set forth herein for purposes of Section 28.1 of the Lease (as defined in the Participation Agreement).

          SECTION 10. Counterparts.  This Amendment may be executed in any
                      ------------
number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 11. Governing Law.  This Amendment shall be governed by, and
                      -------------
construed in accordance with, the laws of the State of California.

                          [Signature Pages Follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

                                 SMART & FINAL INC.,
                                  as Borrower


                                 By: /s/ MARTIN A. LYNCH
                                    -----------------------------
                                           Martin A. Lynch
                                    Title: Executive Vice President &
                                           Chief Financial Officer

                                 CREDIT LYONNAIS LOS ANGELES BRANCH,
                                  as Administrative Agent


                                 By: /s/ DIANNE M. SCOTT
                                    -------------------------------------
                                           Dianne M. Scott
                                    Title: First Vice President & Manager

                                 L/C Bank
                                 --------
                                 CREDIT LYONNAIS NEW YORK
                                 BRANCH


                                 By: /s/ ROBERT IVOSEVICH
                                    -----------------------------
                                         Robert Ivosevich
                                 Title:  Senior Vice President

                                 Holders and Lenders:
                                 -------------------

                                 CREDIT LYONNAIS LOS ANGELES
                                 BRANCH, as a Lender


                                 By:/s/ DIANNE M. SCOTT
                                    -----------------------------
                                           Dianne M. Scott
                                    Title: First Vice President & Manager

                                 CREDIT LYONNAIS LEASING CORP., as
                                 a Holder


                                 By:/s/ L.M. WERTHEIM
                                    -----------------------------
                                           L.M. Wertheim
                                    Title: President

                                 NATIONSBANK, N.A., as a Lender and a
                                 Holder


                                 By:/s/ JAMES P. JOHNSON
                                    -----------------------------
                                           James P. Johnson
                                    Title: Managing Director

                                 UNION BANK OF CALIFORNIA, N.A., as a
                                 Lender and a Holder


                                 By:/s/ TERRY ROCHA
                                    -----------------------------
                                           Terry Rocha
                                    Title: Vice President

                                 WELLS FARGO BANK, N.A., as a Lender


                                 By:/s/ RAZIA DAMJI
                                    -----------------------------
                                           Razia Damji
                                    Title: Vice President

                                 COOPERATIEVE CENTRALE
                                 RAIFFEISEN-BOERENLEENBANK N.A.
                                 "RABOBANK NEDERLAND", NEW YORK
                                 BRANCH, as a Lender and a Holder


                                 By:/s/ IAN REECE
                                    -----------------------------
                                           Ian Reece
                                    Title: Senior Credit Officer

                                 By:/s/ ELLEN A. POLANSKY
                                    -----------------------------
                                           Ellen A. Polansky
                                    Title: Vice President

                                 NATEXIS BANQUE - BFCE, as a Lender and
                                 a Holder


                                 By: /s/ PIETER J. VAN TULDER
                                     -----------------------------
                                         Pieter J. Van Tulder
                                 Title:  Vice President & Manager,
                                         Multinational Group


                                     /s/ CHRISTINE DIRRINGER
                                     -----------------------------
                                         Christine Dirringer
                                 Title:  Assistant Treasurer

                                    CONSENT
                           Dated as of June 23, 1999

          The undersigned, as Guarantors under the "Guaranty" and as Grantors under the "Security Agreement" (as such terms are defined in and under the Revolving Credit Agreement referred to in the foregoing Amendment) and as Guarantors under the "Guaranty Agreement" (as defined in the Participation Agreement referred to in the foregoing Amendment), each hereby consents and agrees to the foregoing Amendment and hereby confirms and agrees that (i) the Guaranty, the Guaranty Agreement and the Security Agreement and all other Loan Documents and Operative Agreements are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects except that, upon Amendment Effective Date (as defined in the foregoing Amendment), each reference in the Guaranty, the Guaranty Agreement, the Security Agreement and the other Loan Documents and Operative Agreements to the "Credit Agreement", "Lessee Credit Agreement", "the Participation Agreement," "the Synthetic Lease Credit Agreement", "thereunder", "thereof" and words of like import referring to the Revolving Credit Agreement, the Participation Agreement or the Synthetic Lease Credit Agreement, as the case may be shall mean and be a reference to the Revolving Credit Agreement, the Participation Agreement or the Synthetic Lease Credit Agreement, as the case may be, as amended and modified by said Amendment, and (ii) the Security Agreement and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations as defined in the Security Agreement.

                            AMERICAN FOODSERVICE DISTRIBUTORS

                            By: /s/ RICHARD N. PHEGLEY
                              -----------------------------
                                     Richard N. Phegley
                              Title: Vice President & Treasurer

                            SMART & FINAL STORES CORPORATION

                            By: /s/ RICHARD N. PHEGLEY
                              -----------------------------
                                     Richard N. Phegley
                              Title: Vice President & Treasurer

                            SMART & FINAL OREGON, INC.

                            By: /s/ RICHARD N. PHEGLEY
                              -----------------------------
                                     Richard N. Phegley
                              Title: Vice President & Treasurer

                            PORT STOCKTON FOOD DISTRIBUTORS, INC.

                            By: /s/ RICHARD N. PHEGLEY
                              -----------------------------
                                     Richard N. Phegley
                              Title: Vice President & Treasurer

                            HENRY LEE COMPANY

                            By: /s/ RICHARD N. PHEGLEY
                              -----------------------------
                                     Richard N. Phegley
                              Title: Vice President & Treasurer

                            AMERIFOODS TRADING COMPANY

                            By: /s/ RICHARD N. PHEGLEY
                              -----------------------------
                                     Richard N. Phegley
                              Title: Vice President & Treasurer

                                Schedule 1.01(c)

                            Real Property Appraisals

STORE ADDRESS                             STORE NUMBER                     APPRAISED VALUE
- --------------------------------------------------------------------------------------------------
1422 East First Street,                      302                            $      920,000
Santa Ana, CA  92701
- --------------------------------------------------------------------------------------------------
907 East Holt Blvd.,                         303                            $      650,000
Ontario, CA  91761
- --------------------------------------------------------------------------------------------------
1382 Locust Street,                          305                            $    1,600,000
Pasadena, CA  91106
- --------------------------------------------------------------------------------------------------
500 South Pacific Avenue,                    306                            $    1,200,000
San Pedro, CA  90731
- --------------------------------------------------------------------------------------------------
1216 South Compton Ave.,                     310                            $    1,250,000
Los Angeles, CA  90021
- --------------------------------------------------------------------------------------------------
12210 Santa Monica Blvd.,                    315                            $    4,300,000
Los Angeles, CA  90025
- --------------------------------------------------------------------------------------------------
3310 Vine Street,                            316                            $    1,140,000
Riverside, CA  92507
- --------------------------------------------------------------------------------------------------
1720 Redlands Blvd.,                         318                            $    1,000,000
Redlands, CA  92373
- --------------------------------------------------------------------------------------------------
266 East Huntington Drive,                   319                            $    1,400,000
Monrovia, CA  91016
- --------------------------------------------------------------------------------------------------
322 Pacific Coast Highway,                   322                            $      720,000
Redondo Beach, CA  90277
- --------------------------------------------------------------------------------------------------
7720 Melrose Avenue,                         323                            $    1,140,000
Los Angeles, CA  90046
- --------------------------------------------------------------------------------------------------
1725 Golden State Highway                    326                            $      450,000
Bakersfield, CA  93301
- --------------------------------------------------------------------------------------------------
10113 Venice Boulevard,                      330                            $    2,675,000
Los Angeles, CA  90034
- --------------------------------------------------------------------------------------------------
2019 Pasadena Avenue,                        334                            $      800,000
Los Angeles, CA  90031
- --------------------------------------------------------------------------------------------------
8137 South Vermont Avenue,                   337                            $    1,450,000
Los Angeles, CA  90044
- --------------------------------------------------------------------------------------------------
1125 East El Segundo,                        341                            $      750,000
Compton, CA  90059
- --------------------------------------------------------------------------------------------------
2308 East 4th Street                         345                            $    1,150,000
Los Angeles, CA  90033
- --------------------------------------------------------------------------------------------------
9535 Alondra Blvd.,                          357                            $      825,000
Bellflower, CA  90706
- --------------------------------------------------------------------------------------------------

STORE ADDRESS                             STORE NUMBER                     APPRAISED VALUE
- --------------------------------------------------------------------------------------------------
80555 State Highway 111,                     358                            $      690,000
Indio, CA  92201
- --------------------------------------------------------------------------------------------------
19718 Sherman Way,                           361                            $    3,000,000
Los Angeles, CA  91306
- --------------------------------------------------------------------------------------------------
939 North Western Avenue,                    363                            $    4,000,000
Los Angeles, CA  90029
- --------------------------------------------------------------------------------------------------
2949 West Pico Blvd.,                        364                            $      800,000
Los Angeles, CA  90006
- --------------------------------------------------------------------------------------------------
20410 South Susan Road,                      369                            $    1,000,000
Carson, CA  90810
- --------------------------------------------------------------------------------------------------
10893 San Fernando Road,                     372                            $    1,250,000
Pacoima, CA  91331
- --------------------------------------------------------------------------------------------------
720 15th Street                              378                            $    1,720,000
San Diego, CA  92101
- --------------------------------------------------------------------------------------------------
16130 Gothard Street                         382                            $    1,000,000
Huntington Beach, CA  92647
- --------------------------------------------------------------------------------------------------
749 North State Street,                      392                            $      700,000
Mermet, CA  92543
- --------------------------------------------------------------------------------------------------
200 Eastgate Road,                           393                            $      165,000
Barstow, CA  92311
- --------------------------------------------------------------------------------------------------
37055 Date Palm Drive                        396                            $      690,000
Cathedral City, CA  92234
- --------------------------------------------------------------------------------------------------
147 North Wilson Way                         403                            $      560,000
Stockton, CA  95205
- --------------------------------------------------------------------------------------------------
6340 Stockton Blvd.,                         406                            $      750,000
Sacramento, CA  95824
- --------------------------------------------------------------------------------------------------
1941 San Pablo Ave.,                         409                            $    1,920,000
Berkeley, CA  94702
- --------------------------------------------------------------------------------------------------
319 East Market Street,                      431                            $      910,000
Salinas, CA  93901
- --------------------------------------------------------------------------------------------------
1243 42nd Avenue,                            445                            $    2,520,000
Oakland, CA  94601
- --------------------------------------------------------------------------------------------------
1575 Centinela Ave.,                         457                            $    1,400,000
Inglewood, CA  90302
- --------------------------------------------------------------------------------------------------
2720 West Beverly Blvd.,                     459                            $    2,100,000
Los Angeles, CA  90057
- --------------------------------------------------------------------------------------------------
3708 West Burbank Blvd.,                     471                            $    2,125,000
Los Angeles, CA  91505
- --------------------------------------------------------------------------------------------------
6201 South Alameda Street,                   479                            $    1,550,000
Huntington Park, CA  90001
- --------------------------------------------------------------------------------------------------

STORE ADDRESS                             STORE NUMBER                     APPRAISED VALUE
- --------------------------------------------------------------------------------------------------
2742 East Indian School Rd.,                 491                            $      950,000
Phoenix, AZ  85016
- --------------------------------------------------------------------------------------------------
2441 Scottsdale Road,                        492                            $    1,100,000
Scottsdale, AZ  85257
- --------------------------------------------------------------------------------------------------
7750 North 35th Ave.,                        493                            $    1,010,000
Phoenix, AZ  85051
- --------------------------------------------------------------------------------------------------
60 South Stapley Drive                       495                            $      930,000
Mesa, AZ  85204
- --------------------------------------------------------------------------------------------------
276 East 15th Street                         497                            $      850,000
Yuma, AZ  85364
- --------------------------------------------------------------------------------------------------
4228 Westgate                                539                            $      270,000
Pendleton, OR  97801
- --------------------------------------------------------------------------------------------------
3251 Leonis Blvd.,                          W-705                           $    1,800,000
Vernon, CA  90058
- --------------------------------------------------------------------------------------------------
TOTAL                                                                       $59,180,000.00
- --------------------------------------------------------------------------------------------------

                               Schedule 3(d)(i)
                              Certain Properties
   (Section 6.01(l)(ii)(1) complied with as of  the date of Third Amendment)


Stores:

493
708-21
709-43
709-96
W-719

                               Schedule 3(d)(ii)
                              Certain Properties
         (Section 6.01(l)(ii)(1) to be complied with by July 31, 1999)


Stores:

408
470
474
495

                              Schedule 3(d)(iii)
                              Certain Properties
    (Section 6.01(l)(ii)(1) to be complied with within 30 days of request)


Stores:

309
405
473